Exhibit 32(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Teleflex Incorporated (the “Company”) on Form 10-Q for the period ending March 27, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Martin S. Headley, Chief Financial Officer and Executive Vice President, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

     (1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)     The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

Date: April 29, 2005	/s/ Martin S. Headley
Martin S. Headley
Chief Financial Officer and Executive Vice President